SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 12, 2004

CROMPTON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30270	52-2183153

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

199 Benson Road,Middlebury, Connecticut		06749

(Address of principal executive offices)		(Zip Code)

(203)573- 2000 (Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

The board of directors of Crompton Corporation announced today that it has named Robert L. Wood president and chief executive officer, effective immediately. Mr. Wood was also elected a member of the board of directors. Vincent A. Calarco will remain as chairman until his retirement later this year. A copy of a press release describing this action is attached as exhibit 99.1 hereto and is herein incorporated by reference.

Item 7. Financial Statements and Exhibits.

                      *     *     *

     (c) Exhibits.

          Exhibit Number                                Exhibit Description

                99.1                             Press Release Dated January 12, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                              Crompton Corporation
                                                                     (Registrant)

                                                              By: /s/ Barry J. Shainman
                                                              Name: Barry J. Shainman
                                                              Title: Secretary

Date: January 12, 2004

Exhibit Index

           Exhibit Number                                 Exhibit Description

                 99.1                              Press Release Dated January 12, 2004